EXHIBIT 99
This Current Report on Form 8-K includes supplemental unaudited historical business segment and disaggregated revenue information that reflects the following:
•Changes in the measure of segment operating performance used by 3M’s chief operating decision maker

The Company did not operate using this measure of segment operating performance in periods prior to the first quarter of 2022 and will begin to report comparative results under this basis with the filing of its Quarterly Report on Form 10-Q for the quarter ending March 31, 2022. Until 3M’s interim financial statements as of and for the quarter ending March 31, 2022 are issued, amounts on the updated basis are not in accordance with U.S. GAAP and, as a result, are considered non-GAAP measures. The Company is furnishing this information as it believes it is useful to investors to aid in understanding, on a timely basis, the impacts of these changes on historical periods as they prepare to consider 3M’s future results on the updated basis.

The information contained in this Current Report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act.

Changes in the measure of segment operating performance used by 3M’s chief operating decision maker (CODM)

Note 19 to 3M’s consolidated financial statements in its 2021 Annual Report on Form 10-K describes 3M’s business segments and measure of segment operating performance used by 3M’s CODM. As discussed therein, the measure of segment operating performance included dual credit for certain sales and related operating income.

Effective in the first quarter of 2022, the measure of segment operating performance used by 3M’s CODM changed and, as a result, 3M’s disclosed measure of segment profit/loss (business segment operating income) will be updated for all comparative periods presented. The change to business segment sales and operating income aligns with the update to how the CODM assesses performance and allocates resources for the Company’s business segments. The change included the following:
Eliminating inclusion of dual credit in measure of segment operating performance

3M business segment operating performance measures were updated to no longer include dual credit to business segments for certain sales and related operating income. Management previously evaluated its business segments based on net sales and operating income performance, including dual credit reporting. 3M reflected additional (“dual”) credit to another business segment when the customer account activity (“sales district”) with respect to the particular product sold to the external customer was provided by a different business segment. For example, privacy screen protection products are primarily sold by the Display Materials and Systems Division within the Transportation and Electronics business segment; however, certain sales districts within the Consumer business segment provide the customer account activity for sales of the product to particular customers. In this example, the non-primary selling segment (Consumer) previously would also have received credit for the associated net sales initiated through its sales district and the related approximate operating income. The offset to the dual credit business segment reporting was reflected as a reconciling item entitled “Elimination of Dual Credit,” such that sales and operating income in total were unchanged.

The tables below provide additional information with respect to the expected impact of the changes described above on previously reported segment and disaggregated revenue information. 3M discloses business segment operating income as its measure of segment profit/loss, reconciled to both total 3M operating income and income before taxes.

EXHIBIT 99

	Updated Basis (non-GAAP measure)				Total Year
Net Sales (Millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Previously Reported	Impact of Changes	Updated basis (non-GAAP measure)
Safety and Industrial
2021	$3,099	$3,029	$3,005	$2,848	$12,880	$(899)	$11,981
2020	2,733	2,487	2,820	2,932	11,734	(762)	10,972
2019	2,758	2,736	2,619	2,591	11,490	(786)	10,704
Transportation and Electronics
2021	$2,396	$2,355	$2,327	$2,184	$9,769	$(507)	$9,262
2020	2,130	1,849	2,206	2,221	8,833	(427)	8,406
2019	2,245	2,341	2,383	2,178	9,595	(448)	9,147
Health Care
2021	$2,069	$2,165	$2,173	$2,190	$9,050	$(453)	$8,597
2020	2,048	1,683	2,004	2,097	8,345	(513)	7,832
2019	1,713	1,808	1,702	2,122	7,431	(86)	7,345
Consumer
2021	$1,289	$1,400	$1,434	$1,390	$5,856	$(343)	$5,513
2020	1,164	1,156	1,322	1,334	5,311	(335)	4,976
2019	1,125	1,238	1,259	1,209	5,129	(298)	4,831
Corporate and Unallocated
2021	$(2)	$1	$3	$—	$2	$—	$2
2020	—	1	(2)	(1)	(2)	—	(2)
2019	22	48	28	11	109	—	109
Elimination of Dual Credit
2021	$—	$—	$—	$—	$(2,202)	$2,202	$—
2020	—	—	—	—	(2,037)	2,037	—
2019	—	—	—	—	(1,618)	1,618	—
Total Company
2021	$8,851	$8,950	$8,942	$8,612	$35,355	$—	$35,355
2020	8,075	7,176	8,350	8,583	32,184	—	32,184
2019	7,863	8,171	7,991	8,111	32,136	—	32,136

EXHIBIT 99

	Updated Basis (non-GAAP measure)				Total Year
Operating Performance (millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Previously Reported	Impact of Changes	Updated basis (non-GAAP measure)
Safety and Industrial
2021	$752	$662	$562	$490	$2,692	$(226)	$2,466
2020	645	580	723	640	2,784	(196)	2,588
2019	568	572	562	477	2,373	(194)	2,179
Transportation and Electronics
2021	$556	$513	$435	$376	$2,008	$(128)	$1,880
2020	436	338	484	443	1,814	(113)	1,701
2019	465	547	576	422	2,119	(109)	2,010
Health Care
2021	$464	$548	$510	$515	$2,150	$(113)	$2,037
2020	438	266	454	504	1,790	(128)	1,662
2019	435	466	437	436	1,796	(22)	1,774
Consumer
2021	$269	$290	$308	$295	$1,248	$(86)	$1,162
2020	243	259	321	296	1,203	(84)	1,119
2019	205	246	279	271	1,075	(74)	1,001
Elimination of Dual Credit
2021	$—	$—	$—	$—	$(553)	$553	$—
2020	—	—	—	—	(521)	521	—
2019	—	—	—	—	(399)	399	—
Total business segment operating income
2021	$2,041	$2,013	$1,815	$1,676	$7,545	$—	$7,545
2020	1,762	1,443	1,982	1,883	7,070	—	7,070
2019	1,673	1,831	1,854	1,606	6,964	—	6,964
Corporate and Unallocated
2021	$(47)	$(42)	$(27)	$(60)	$(176)	$—	$(176)
2020	(99)	297	(73)	(34)	91	—	91
2019	(537)	(129)	157	(281)	(790)	—	(790)
Total Company operating income
2021	$1,994	$1,971	$1,788	$1,616	$7,369	$—	$7,369
2020	1,663	1,740	1,909	1,849	7,161	—	7,161
2019	1,136	1,702	2,011	1,325	6,174	—	6,174
Other expense/(income), net
2021					$165	$—	$165
2020					366	—	366
2019					531	—	531
Income before income taxes
2021					$7,204	$—	$7,204
2020					6,795	—	6,795
2019					5,643	—	5,643

EXHIBIT 99

Disaggregated revenue information
	Updated Basis (non-GAAP measure)
	Year ended December 31,
Net Sales (Millions)	2021	2020	2019
Abrasives	$1,296	$1,077	$1,280
Automotive Aftermarket	1,164	1,028	1,152
Closure and Masking Systems	1,033	993	1,111
Electrical Markets	1,229	1,093	1,180
Industrial Adhesives and Tapes	2,353	2,000	2,114
Personal Safety	4,470	4,408	3,472
Roofing Granules	428	389	366
Other Safety and Industrial	8	(16)	29
Total Safety and Industrial Business Segment	11,981	10,972	10,704

Advanced Materials	1,200	1,029	1,236
Automotive and Aerospace	1,756	1,522	1,806
Commercial Solutions	1,717	1,486	1,733
Electronics	3,673	3,497	3,446
Transportation Safety	907	880	932
Other Transportation and Electronics	9	(8)	(6)
Total Transportation and Electronics Business Segment	9,262	8,406	9,147

Drug Delivery	—	146	371
Food Safety	368	337	337
Health Information Systems	1,220	1,140	1,177
Medical Solutions	4,632	4,288	3,361
Oral Care	1,420	1,071	1,320
Separation and Purification Sciences	956	848	784
Other Health Care	1	2	(5)
Total Health Care Business Group	8,597	7,832	7,345

Consumer Health and Safety	588	540	583
Home Care	1,074	1,043	968
Home Improvement	2,548	2,260	2,001
Stationery and Office	1,306	1,132	1,286
Other Consumer	(3)	1	(7)
Total Consumer Business Group	5,513	4,976	4,831

Corporate and Unallocated	2	(2)	109
Total Company	$35,355	$32,184	$32,136